UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2016

DAIS ANALYTIC CORPORATION
(Exact name of registrant as specified in its charter)

New York	000-53554	14-760865
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

11552 Prosperous Drive

Odessa, Florida 33556

(Address of Principal Executive Offices)(Zip Code)

(727) 375-8484

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Copies to:

Peter DiChiara, Esq.

SICHENZIA ROSS FRIEDMAN FERENCE LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Facsimile: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2015, Dais Analytic Corporation (the "Company") filed a lawsuit against Soex (Hong Kong) Industry & Investment Co., Ltd ("Soex") for failure to make required payments to the Company. The Company is suing for the cancellation of the 37,500,000 shares issued to Soex (the "Shares") in connection with a Securities Purchase Agreement, dated January 21, 2014 ("Soex SPA"), and 3,750,000 shares issued to Zan Investment Advisory Limited ("Zan") in connection with an engagement letter with Zan. Sharon Han, the General Manager and Chairwoman of Soex, serves on the Company's board pursuant to the provisions of the Soex SPA. On January 25, 2016, the Company filed a motion for a preliminary injunction which included a request for the suspension or removal of Sharon Han from the Board of Directors pursuant to the grounds of the lawsuit.

On February 1, 2016, the Company received a resignation letter (the "Resignation Letter") from Sharon Han. In such letter, Sharon Han wrote that her resignation results from disagreements with the Company on matters related to the Company's operation, policies and practices. A copy of the Resignation Letter is filed herewith as Exhibit 17.1. The description of the content of the Resignation Letter set forth herein is qualified in its entirety by reference to the full text of the Resignation Letter.

Item 8.01. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2016, the Company received an answer to the lawsuit the Company filed against Soex and Zan. Included were an answer and a counterclaim by Soex and a motion to dismiss by Zan. The Company will continue to vigorously prosecute its claims against Soex and Zan, and defend itself from the counter-claims made by Soex. The Company believes that the likelihood it will suffer any damages is remote.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

17.1	Resignation letter of Sharon Han dated February 1, 2016

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dais Analytic Corporation

Dated: February 2, 2016	By:	/s/ Timothy N. Tangredi
Timothy N. Tangredi
Chief Executive Officer and President